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                                 EXHIBIT (e)(1)
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                                   SCHEDULE A
                             UNDERWRITING AGREEMENT
    BETWEEN NATIONWIDE SEPARATE ACCOUNT TRUST (TO BE RENAMED GARTMORE VARIABLE INSURANCE TRUST) AND NATIONWIDE ADVISORY SERVICES, INC./GARTMORE DISTRIBUTION
                                 SERVICES, INC.
                          (EFFECTIVE DECEMBER 1, 2001)
                                  Name of Fund

Total Return Fund (to be renamed Gartmore GVIT Total Return Fund*) Capital Appreciation Fund (to be renamed Gartmore GVIT Growth Fund*) Government Bond (to be renamed Gartmore GVIT Government Bond Fund*) Money Market Fund (to be renamed Gartmore GVIT Money Market Fund*)
Money  Market  Fund  II  (to  be  renamed  Gartmore  GVIT Money Market Fund II*)
Nationwide Small Company Fund (to be renamed GVIT Small Company Fund*) J.P. Morgan NSAT Balanced Fund (to be renamed J.P. Morgan GVIT Balanced Fund*) Federated NSAT Equity Income Fund (to be renamed Federated GVIT Equity Income Fund*)
Nationwide Global 50 Fund (to be renamed Gartmore GVIT Worldwide Leaders Fund*) Federated NSAT High Income Bond Fund (to be renamed Federated GVIT High Income Fund*)
MAS NSAT Multi Sector Bond Fund (to be renamed MAS GVIT Multi Sector Bond Fund*) Nationwide Small Cap Value Fund (to be renamed GVIT Small Cap Value Fund*) Dreyfus NSAT Mid Cap Index Fund (to be renamed Dreyfus GVIT Mid Cap Index Fund*) Nationwide Small Cap Growth Fund (to be renamed GVIT Small Cap Growth Fund*) Nationwide Strategic Value Fund (to be renamed Nationwide GVIT Strategic Value Fund*)
Nationwide  Income  Fund
Strong NSAT Mid Cap Growth Fund (to be renamed Strong GVIT Mid Cap Growth Fund*) Turner NSAT Growth Focus Fund (to be renamed Turner GVIT Growth Focus Fund*) Gartmore NSAT Millennium Growth Fund (to be renamed Gartmore GVIT Millennium Growth Fund*)
Gartmore NSAT Global Technology and Communications Fund (to be renamed Gartmore GVIT Global Technology and Communications fund*)
Gartmore NSAT Global Health Sciences Fund (to be renamed Gartmore GVIT Global Health Sciences Fund*)
Gartmore NSAT Emerging Markets Fund (to be renamed Gartmore GVIT Emerging Markets Fund*)
Gartmore NSAT International Growth Fund (to be renamed Gartmore GVIT International Growth Fund*)
Gartmore NSAT Global Leaders Fund (to be renamed Gartmore GVIT Worldwide Leaders Fund*)

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Gartmore  GVIT  European  Leaders  Fund
Gartmore NSAT Global Small Companies Fund (to be renamed Gartmore GVIT Global Small Companies Fund*)
Gartmore  NSAT  OTC  Fund  (to  be  renamed  Gartmore  GVIT  OTC  Fund*)
Gartmore  GVIT  Asia  Pacific  Leaders  Fund
Gartmore GVIT U.S. Leaders Fund (to be renamed Gartmore GVIT U.S. Growth Leaders Fund*)
Gartmore  GVIT  Global  Financial  Services  Fund
Gartmore  GVIT  Global  Utilities  Fund
NSAT Investor Destinations Aggressive Fund (to be renamed Gartmore GVIT Investor Destinations Aggressive Fund*)
NSAT  Investor  Destinations  Moderately Aggressive Fund (to be renamed Gartmore
GVIT  Investor  Destinations  Moderately  Aggressive  Fund*)
NSAT Investor Destinations Moderate Fund (to be renamed Gartmore GVIT Investor Destinations Moderate Fund*)
NSAT Investor Destinations Moderately Conservative Fund (to be renamed Gartmore GVIT Investor Destinations Moderately Conservative Fund*)
NSAT Investor Destinations Conservative Fund (to be renamed Gartmore GVIT Investor Destinations Conservative Fund*)
Gartmore  GVIT  U.S.  Leaders  Fund

*  Name  change  to  be  effective  with  the Trust name change in January 2002.

     NATIONWIDE SEPARATE ACCOUNT TRUST (to be renamed GARTMORE VARIABLE INSURANCE TRUST)

     By:  /s/  Dina  Tantra
     Name:     Dina  Tantra
     Title:    Assistant  Secretary

NATIONWIDE  ADVISORY  SERVICES,  INC./GARTMORE  DISTRIBUTION  SERVICES,  INC.

     By:  /s/  Kevin  S.  Crossett
     Name:     Kevin  S.  Crossett
     Title:    V.P.  Associate  General  Counsel


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